Exhibit 99.1

9341 Courtland Drive NE, Rockford, MI 49351 Phone (616) 866-5500

FOR IMMEDIATE RELEASE
CONTACT: Michael D. Stornant
(616) 866-5728

WOLVERINE WORLDWIDE DELIVERS STRONG FOURTH QUARTER RESULTS AND PROVIDES OUTLOOK FOR RECORD REVENUE AND EARNINGS PER SHARE IN 2022
Expected fiscal 2022 revenue growth of 15% to 18% and adjusted EPS growth of 19% to 27%

ROCKFORD, Mich., February 23, 2022 – Wolverine World Wide, Inc. (NYSE: WWW) today reported financial results for the fourth quarter and full-year ended January 1, 2022. The Company also provided its initial fiscal 2022 outlook.

“We are pleased that the Company managed through a challenging supply chain to deliver nearly 25% revenue growth in the fourth quarter,” said Brendan Hoffman, Wolverine Worldwide’s President and Chief Executive Officer. “I am thrilled to be leading the organization at such a pivotal time. Our strong portfolio of iconic brands combined with the operational foundation built over the last decade positions us to capitalize on very favorable consumer and category trends. Excluding Sweaty Betty, fiscal 2021 revenue exceeded 2019 which speaks to our team’s resolve and tenacity in overcoming the impact of COVID-19. We expect to further unlock the growth potential of our brands as we deliver on our fiscal 2022 outlook of mid to high-teens revenue growth.”

FOURTH-QUARTER 2021 PERFORMANCE
On August 2, 2021, Wolverine Worldwide acquired women’s activewear brand Sweaty Betty, a digitally-native, premium global apparel brand, which will continue to fuel growth and enhance the Company’s fast-growing eCommerce business. Unless otherwise stated, the following 2021 fourth-quarter and full-year results include Sweaty Betty; the prior year 2020 quarter and full-year periods do not.

•Revenue was $635.6 million, up 24.7% versus the prior year. On a constant currency basis, revenue was up 24.6% versus the prior year.
◦Excluding Sweaty Betty, revenue increased 9.4% versus the prior year and decreased 8.2% versus 2019.
•eCommerce revenue was up 58.3% versus the prior year and up 108.5% versus 2019.
◦Excluding Sweaty Betty, eCommerce revenue was up 12.7% versus the prior year and up 48.5% versus 2019.
•Gross margin was 41.3%, compared to 40.1% in the prior year. Adjusted gross margin was 43.0%, compared to 41.4% in the prior year.
◦Excluding Sweaty Betty, adjusted gross margin was 41.5% compared to 41.4% in the prior year.
•Operating margin improved to (1.4)%, compared to (40.1)% in the prior year. Adjusted operating margin was 7.7%, compared to 6.6% in the prior year.
◦Excluding Sweaty Betty, adjusted operating margin was 7.1% compared to 6.6% in the prior year.
•Diluted earnings per share were ($0.18), compared to diluted earnings per share of ($2.10) in the prior year. This includes $44 million related to a legacy environmental matter and recent progress on settlements of certain litigation. Adjusted diluted earnings per share were $0.41, and on a constant currency basis, were $0.39 compared to $0.21 in the prior year.
◦Excluding Sweaty Betty, adjusted diluted earnings per share were $0.31 compared to $0.21 in the prior year.
•Inventory at the end of the quarter was $365.5 million, up 50.3% versus the prior year. Sweaty Betty contributed 19.4% to the increase versus the prior year.
•Total debt at the end of the quarter was $966.8 million, or $244.3 million more than in the prior year reflecting the impact of the Sweaty Betty acquisition. Total liquidity including cash and available borrowings under the Company's revolving line of credit was approximately $900 million.
•At the end of the quarter, the company has nearly $450 million available under its board-approved share repurchase plan.

FULL-YEAR 2021 PERFORMANCE
•Revenue was $2,414.9 million, up 34.8% versus the prior year. On a constant currency basis, revenue was up 33.4% versus the prior year.
◦Excluding Sweaty Betty, revenue increased 28.3% versus the prior year and 1.0% versus 2019.
•eCommerce reported revenue was up 39.7% versus the prior year and up 109.4% versus 2019.
◦Excluding Sweaty Betty, eCommerce revenue was up 18.3% versus the prior year and up 77.3% versus 2019.
•Gross margin was 42.6%, compared to 41.1% in the prior year. Adjusted gross margin was 44.1%, compared to 41.5% in the prior year.
◦Excluding Sweaty Betty, adjusted gross margin was 43.4% compared to 41.5% in the prior year.
•Operating margin was 6.4%, compared to (7.7)% in the prior year. Adjusted operating margin was 10.6%, compared to 7.5% in the prior year.
◦Excluding Sweaty Betty, adjusted operating margin was 10.7% compared to 7.5% in the prior year.
•Diluted earnings per share were $0.81, compared to diluted earnings per share of ($1.70) in the prior year. Adjusted diluted earnings per share were $2.09, and on a constant currency basis, were $2.05, compared to $0.93 in the prior year.
◦Excluding Sweaty Betty, adjusted diluted earnings per share were $1.98 compared to $0.93 in the prior year.

“We are very encouraged by our fourth quarter and full-year performance and momentum, despite the ongoing impact of the pandemic on our business. Revenue and earnings exceeded expectations entering the year," said Mike Stornant, Senior Vice President and Chief Financial Officer. "As we transition to 2022, demand remains at historic levels and the progress made in 2021 to improve flow of goods and our inventory position gives us confidence in our outlook for high-teens revenue growth in 2022.”

FULL-YEAR 2022 OUTLOOK
The Company is providing its initial revenue and earnings outlook for the full year, which is summarized below.
•Revenue is expected to be in the range of $2.775 billion to $2.850 billion, representing growth of approximately 15.0% to 18.0%.
•Diluted earnings per share are expected to be between $2.30 to $2.45 and adjusted diluted earnings per share are expected to be between $2.50 to $2.65, representing growth of 19.4% to 26.5%.
•Gross margin is expected to be in the range of 43.5% to 44.0%.
•Operating margin is expected to be approximately 10.2% and adjusted operating margin is expected to be approximately 11.0%, up approximately 35 bps versus 2021.
•The effective tax rate is expected to be approximately 20.0%.

•Diluted weighted average shares are expected to be approximately 82.6 million.

This outlook assumes no meaningful deterioration of current market conditions related to the COVID-19 pandemic during the remainder of 2022.

NON-GAAP FINANCIAL MEASURES
Measures referred to in this release as “adjusted” financial results are non-GAAP measures that exclude environmental and other related costs net of recoveries, costs related to the COVID-19 pandemic including air freight costs, credit loss expenses, severance expenses and other related costs, reorganization expenses and debt extinguishment costs. Measures referred to in this release as “organic” financial results are non-GAAP measures that exclude the results of Sweaty Betty. The Company also presents constant currency information, which is a non-GAAP measure that excludes the impact of fluctuations in foreign currency exchange rates. The Company calculates constant currency basis by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's current period reported results. The Company believes providing each of these non-GAAP measures provides valuable supplemental information regarding its results of operations, consistent with how the Company evaluates performance.

The Company has provided a reconciliation of each of the above non-GAAP financial measures to the most directly comparable GAAP financial measure. The Company believes these non-GAAP measures provide useful information to both management and investors because they increase the comparability of current period results to prior period results by adjusting for certain items that may not be indicative of core operating results and enable better identification of trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis. The organic financial results are used by management to, and allow investors to, evaluate the aggregate operating performance of the Company’s brands other than Sweaty Betty. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

EARNINGS CALL INFORMATION
The Company will host a conference call today at 8:30 a.m. EST to discuss these results and current business trends. The conference call will be broadcast live and accessible under the “Investor Relations” tab at www.wolverineworldwide.com. A replay of the conference call will be available on the Company’s website for a period of approximately 30 days.

ABOUT WOLVERINE WORLDWIDE
Founded in 1883 on the belief in the possibility of opportunity, Wolverine World Wide, Inc. (NYSE:WWW) is one of the world’s leading marketers and licensors of branded casual, active lifestyle, work, outdoor sport, athletic, children's and uniform footwear and apparel. Through a diverse portfolio of highly recognized brands, our products are designed to empower, engage and inspire our consumers every step of the way. The company’s portfolio includes Merrell®, Saucony®, Sweaty Betty®, Sperry®, Hush Puppies®, Wolverine®, Keds®, Chaco®, Bates®, HYTEST®, and Stride Rite®. Wolverine Worldwide is also the global footwear licensee of the popular brands Cat® and Harley-Davidson®. Based in Rockford, Michigan, for more than 130 years, the company's products are carried by leading retailers in the U.S. and globally in approximately 170 countries and territories. For additional information, please visit our website, www.wolverineworldwide.com or visit us on Facebook, LinkedIn, and Instagram.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements, including statements regarding the Company’s expectations regarding: its outlook for fiscal year 2022 results including revenue, reported gross margin, reported and adjusted operating margin, effective tax rate and reported and adjusted earnings per share as well as the Company's expectations regarding the continuing effect of the COVID-19 pandemic in 2022 and that Sweaty Betty will fuel growth and enhance the Company's eCommerce business. In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “step,” “plans,” “predicts,” “focused,” “projects,” “outlook,” “is likely,” “expects,” “intends,” “should,” “will,” “confident,” variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: the effects of the COVID-19 pandemic on the Company’s business, operations, financial results and liquidity, including the duration and magnitude of such effects, which will depend on numerous evolving factors that the Company cannot currently accurately predict or assess, including: the duration and scope of the pandemic; the negative impact on global and regional markets, economies and economic activity, including the duration and magnitude of its impact on unemployment rates, consumer discretionary spending and levels of consumer confidence; actions governments, businesses and individuals take in response to the pandemic; the effects of the pandemic, including all of the foregoing, on the Company’s distributors, manufacturers, suppliers, joint venture partners, wholesale customers and other counterparties, and how quickly economies and demand for the Company’s products recover after the pandemic subsides; changes in general economic conditions, employment rates, business conditions, interest rates, tax policies and other factors affecting consumer spending in the markets and regions in which the Company’s products are sold; the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export; foreign currency exchange rate fluctuations; currency restrictions; supply chain or other capacity constraints, production disruptions, quality issues, price increases or other risks associated with foreign sourcing; the cost and availability of raw materials, inventories, services and labor for contract manufacturers; labor disruptions; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s consumer-direct operations; risks related to expansion into new markets and complementary product categories; the impact of seasonality and unpredictable weather conditions; changes in general economic conditions and/or the credit markets on the Company’s distributors, suppliers and retailers; increases in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; the impact of regulation, regulatory and legal proceedings and legal compliance risks, including compliance with federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and litigation or other legal proceedings relating to the protection of the environment or environmental effects on human health; the potential breach of the Company’s databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other similar events; problems affecting the Company’s supply chain or distribution system, including service interruptions at shipping and receiving ports; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses, and implementing new initiatives and ventures; the risk of impairment to goodwill and other intangibles; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these or other risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements.

# # #

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except earnings per share)

	Quarter Ended		Fiscal Year Ended
	January 1, 2022	January 2, 2021	January 1, 2022	January 2, 2021
Revenue	$635.6	$509.6	$2,414.9	$1,791.1
Cost of goods sold	373.2	305.0	1,385.0	1,055.5
Gross profit	262.4	204.6	1,029.9	735.6
Gross margin	41.3%	40.1%	42.6%	41.1%

Selling, general and administrative expenses	226.6	182.2	817.8	639.4
Impairment of intangible assets	—	222.2	—	222.2
Environmental and other related costs, net of recoveries	44.5	4.3	56.4	11.1
Operating expenses	271.1	408.7	874.2	872.7
Operating expenses as a % of revenue	42.7%	80.2%	36.2%	48.7%

Operating profit (loss), net	(8.7)	(204.1)	155.7	(137.1)
Operating margin	(1.4)%	(40.1)%	6.4%	(7.7)%

Interest expense, net	8.5	12.5	37.4	43.6
Debt extinguishment and other costs	0.3	5.3	34.3	5.5
Other expense (income), net	1.2	0.8	3.7	(2.1)
Total other expenses	10.0	18.6	75.4	47.0
Earnings (loss) before income taxes	(18.7)	(222.7)	80.3	(184.1)

Income tax expense (benefit)	(3.7)	(51.5)	13.3	(45.5)
Effective tax rate	19.5%	23.1%	16.6%	24.7%

Net earnings (loss)	(15.0)	(171.2)	67.0	(138.6)

Less: net loss attributable to noncontrolling interests	(0.4)	(0.5)	(1.6)	(1.7)
Net earnings (loss) attributable to Wolverine World Wide, Inc.	$(14.6)	$(170.7)	$68.6	$(136.9)
Diluted earnings (loss) per share	$(0.18)	$(2.10)	$0.81	$(1.70)

Supplemental information:
Net earnings (loss) used to calculate diluted earnings (loss) per share	$(14.7)	$(170.9)	$67.5	$(137.7)
Shares used to calculate diluted earnings (loss) per share	82.3	81.2	83.3	81.0

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(Unaudited)
(In millions)

	January 1, 2022	January 2, 2021
ASSETS
Cash and cash equivalents	$161.7	$347.4
Accounts receivables, net	319.6	268.3
Inventories, net	365.5	243.1
Other current assets	56.9	45.4
Total current assets	903.7	904.2
Property, plant and equipment, net	129.0	124.6
Lease right-of-use assets	138.2	142.5
Goodwill and other indefinite-lived intangibles	1,274.7	824.7
Other noncurrent assets	140.8	141.4
Total assets	$2,586.4	$2,137.4

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and other accrued liabilities	$486.3	$362.0
Lease liabilities	38.3	34.0
Current maturities of long-term debt	10.0	10.0
Borrowings under revolving credit agreements	225.0	—
Total current liabilities	759.6	406.0
Long-term debt	731.8	712.5
Lease liabilities, noncurrent	118.2	130.3
Other noncurrent liabilities	332.4	315.6
Stockholders' equity	644.4	573.0
Total liabilities and stockholders' equity	$2,586.4	$2,137.4

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Fiscal Year Ended
	January 1, 2022	January 2, 2021
OPERATING ACTIVITIES:
Net earnings (loss)	$67.0	$(138.6)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
Depreciation and amortization	33.2	32.8
Deferred income taxes	(14.7)	(56.9)
Stock-based compensation expense	38.1	28.9
Pension and SERP expense	14.0	8.5
Debt extinguishment and other costs	5.8	5.5
Impairment of intangible assets	—	222.2
Environmental and other related costs, net of cash payments and recoveries received	33.7	31.5
Other	(1.9)	(12.7)
Changes in operating assets and liabilities	(88.4)	187.9
Net cash provided by operating activities	86.8	309.1

INVESTING ACTIVITIES:
Business acquisition, net of cash acquired	(417.4)	(5.5)
Additions to property, plant and equipment	(17.6)	(10.3)
Investment in joint ventures	—	(3.5)
Proceeds from company-owned insurance policy liquidations	—	26.8
Other	(2.3)	(1.4)
Net cash provided by (used in) investing activities	(437.3)	6.1

FINANCING ACTIVITIES:
Payments under revolving credit agreements	(435.0)	(898.0)
Borrowings under revolving credit agreements	660.0	538.0
Borrowings of long-term debt	750.0	471.0
Payments on long-term debt	(730.0)	(183.5)
Payments of debt issuance and debt extinguishment costs	(10.4)	(6.4)
Termination of interest rate swap	—	(7.3)
Cash dividends paid	(33.5)	(33.6)
Purchase of common stock for treasury	(39.6)	(21.0)
Employee taxes paid under stock-based compensation plans	(14.1)	(24.8)
Proceeds from the exercise of stock options	17.1	9.8
Contributions from noncontrolling interests	4.8	1.8
Net cash provided by (used in) financing activities	169.3	(154.0)

Effect of foreign exchange rate changes	(4.5)	5.6
Increase (decrease) in cash and cash equivalents	(185.7)	166.8

Cash and cash equivalents at beginning of the year	347.4	180.6
Cash and cash equivalents at end of the year	$161.7	$347.4

The following tables contain information regarding the non-GAAP financial measures used by the Company in the presentation of its financial results:

WOLVERINE WORLD WIDE, INC.

Q4 2021 RECONCILIATION TABLES

RECONCILIATION OF REPORTED REVENUE TO ADJUSTED
REVENUE ON A CONSTANT CURRENCY BASIS*
(Unaudited)
(In millions)

	GAAP Basis 2021-Q4	Foreign Exchange Impact	Constant Currency Basis 2021-Q4	GAAP Basis 2020-Q4	Constant Currency Growth	Reported Growth
REVENUE
Wolverine Michigan Group	$322.0	$(0.1)	$321.9	$298.5	7.8%	7.9%
Wolverine Boston Group	218.1	(0.4)	217.7	197.6	10.2%	10.4%
Other	95.5	—	95.5	13.5	607.4%	607.4%
Total	$635.6	$(0.5)	$635.1	$509.6	24.6%	24.7%

RECONCILIATION OF REPORTED REVENUE
TO ADJUSTED ORGANIC REVENUE*
(Unaudited)
(In millions)

	GAAP Basis	Sweaty Betty (1)	Organic Basis

Revenue - Fiscal 2021 Q4	$635.6	$(78.3)	$557.3
(1)Q4 2021 adjustment reflects the Sweaty Betty® results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED eCOMMERCE REVENUE GROWTH
TO ADJUSTED ORGANIC eCOMMERCE REVENUE GROWTH*
(Unaudited)

	GAAP Basis	Sweaty Betty (1)	Organic Basis

eCommerce Revenue Growth - Fiscal 2021 Q4	58.3%	45.6%	12.7%
(1)Q4 2021 adjustment reflects the Sweaty Betty® results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED GROSS MARGIN TO ADJUSTED GROSS
MARGIN* AND ADJUSTED ORGANIC GROSS MARGIN*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	As Adjusted	Sweaty Betty (2)	Organic Basis

Gross Profit - Fiscal 2021 Q4	$262.4	$11.0	$273.4	$(42.0)	$231.4

Gross margin	41.3%		43.0%		41.5%

Gross Profit - Fiscal 2020 Q4	$204.6	$6.3	$210.9	$—	$210.9

Gross margin	40.1%		41.4%		41.4%
(1)Q4 2021 adjustments reflect $4.1 million of air freight and other charges related to production and shipping delays caused by the COVID-19 pandemic and $6.9 million of costs associated with the acquisition of Sweaty Betty®. Q4 2020 adjustments reflect expenses related to the COVID-19 pandemic including $3.2 million of inventory charges and $3.1 million of air freight charges related to production delays.

(2)Q4 2021 adjustment reflects the Sweaty Betty® results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
TO ADJUSTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES*
(Unaudited)
(In millions)

	GAAP Basis	Adjustment (1)	As Adjusted

Selling, general and administrative expenses - Fiscal 2021 Q4	$271.1	$(46.8)	$224.3

Selling, general and administrative expenses - Fiscal 2020 Q4	$408.7	$(231.3)	$177.4

Selling, general and administrative expenses - Fiscal 2019 Q4	$235.1	$(66.5)	$168.6
(1)Q4 2021 adjustments reflect $44.4 million of environmental and other related costs net of recoveries and $2.4 million of costs associated with the acquisition of Sweaty Betty®. Q4 2020 adjustments reflect $222.2 million for a non-cash impairment of the Sperry® trade name, $4.8 million of expenses related to the COVID-19 pandemic including $0.7 million of severance expenses, $3.6 million of facility exit costs and $0.5 million of other related costs, and $4.3 million of environmental and other related costs net of recoveries. Q4 2019 adjustments reflect $64.4 million of environmental and related costs net of a settlement and $2.1 million of costs related to business development and reorganization costs.

RECONCILIATION OF REPORTED OPERATING MARGIN TO ADJUSTED OPERATING
MARGIN* AND ADJUSTED ORGANIC OPERATING MARGIN*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	As Adjusted	Sweaty Betty (2)	Organic Basis

Operating Profit - Fiscal 2021 Q4	$(8.7)	$57.8	$49.1	$(9.3)	$39.8

Operating margin	(1.4)%		7.7%		7.1%

Operating Profit - Fiscal 2020 Q4	$(204.1)	$237.6	$33.5	$—	$33.5

Operating margin	(40.1)%		6.6%		6.6%

Operating Profit - Fiscal 2019 Q4	$(5.2)	$66.5	$61.3	$—	$61.3

Operating margin	(0.9)%		10.1%		10.1%
(1)Q4 2021 adjustments reflect $44.4 million of environmental and other related costs net of recoveries, $9.3 million of costs associated with the acquisition of Sweaty Betty® and $4.1 million of air freight charges and other costs related to production and shipping delays caused by the COVID-19 pandemic. Q4 2020 adjustments reflect $222.2 million for a non-cash impairment of the Sperry® trade name, $11.1 million of expenses related to the COVID-19 pandemic including $0.7 million of severance expenses, $3.6 million of facility exit costs, $3.2 million of inventory charges, $3.1 million of air freight charges related to production delays and $0.5 million of other related costs and $4.3 million of environmental and other related costs net of recoveries, Q4 2019 adjustments reflect $64.4 million of environmental and related costs net of a settlement and $2.1 million of costs related to business development costs and reorganization costs.

(2)Q4 2021 adjustment reflects the Sweaty Betty® results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED INVENTORY
TO ADJUSTED ORGANIC INVENTORY*
(Unaudited)
(In millions)

	GAAP Basis	Sweaty Betty (1)	Organic Basis

Inventories, net - Fiscal 2021 Q4	$365.5	$(47.1)	$318.4

Inventories, net - Fiscal 2020 Q4	$243.1	$—	$243.1

Inventories, net - Fiscal 2019 Q4	$348.2	$—	$348.2
(1)Q4 2021 adjustment reflects the Sweaty Betty® inventories included in the consolidated condensed balance sheet.

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED
DILUTED EPS ON A CONSTANT CURRENCY BASIS*
(Unaudited)

	GAAP Basis	Adjustments (1)	As Adjusted	Foreign Exchange Impact	As Adjusted EPS On a Constant Currency Basis

EPS - Fiscal 2021 Q4	$(0.18)	$0.59	$0.41	$(0.02)	$0.39

EPS - Fiscal 2020 Q4	$(2.10)	$2.31	$0.21
(1)Q4 2021 adjustments reflect costs associated with the acquisition of Sweaty Betty®, air freight charges and other costs related to production and shipping delays caused by the COVID-19 pandemic, non-cash impairment related to one of the Company's joint ventures and environmental and other related costs net of recoveries. Q4 2020 adjustments reflect a non-cash impairment of the Sperry® trade name, expenses related to the COVID-19 pandemic, and environmental and other related costs net of recoveries

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED
DILUTED EPS AND ADJUSTED ORGANIC DILUTED EPS*
(Unaudited)

	GAAP Basis	Adjustments (1)	As Adjusted	Sweaty Betty (2)	Organic Basis

EPS - Fiscal 2021 Q4	$(0.18)	$0.59	$0.41	$(0.10)	$0.31

EPS - Fiscal 2020 Q4	$(2.10)	$2.31	$0.21	$—	$0.21
(1)Q4 2021 adjustments reflect costs associated with the acquisition of Sweaty Betty®, air freight charges and other costs related to production and shipping delays caused by the COVID-19 pandemic, non-cash impairment related to one of the Company's joint ventures and environmental and other related costs net of recoveries. Q4 2020 adjustments reflect a non-cash impairment of the Sperry® trade name, expenses related to the COVID-19 pandemic, and environmental and other related costs net of recoveries

(2)Q4 2021 adjustment reflects the Sweaty Betty® results included in the consolidated condensed statement of operations.

2021 FULL-YEAR RECONCILIATION TABLES

RECONCILIATION OF REPORTED REVENUE TO ADJUSTED
REVENUE ON A CONSTANT CURRENCY BASIS*
(Unaudited)
(In millions)

	GAAP Basis 2021	Foreign Exchange Impact	Constant Currency Basis 2021	GAAP Basis 2020	Constant Currency Growth	Reported Growth
REVENUE
Wolverine Michigan Group	$1,298.9	(14.4)	$1,284.5	$1,051.0	22.2%	23.6%
Wolverine Boston Group	935.8	(10.9)	924.9	696.0	32.9	34.5
Other	180.2	—	180.2	44.1	308.6	308.6
Total	$2,414.9	$(25.3)	$2,389.6	$1,791.1	33.4%	34.8%

RECONCILIATION OF REPORTED REVENUE
TO ADJUSTED ORGANIC REVENUE*
(Unaudited)
(In millions)

	GAAP Basis	Sweaty Betty (1)	Organic Basis

Revenue - Fiscal 2021	$2,414.9	$(117.4)	$2,297.5
(1)2021 adjustment reflects the Sweaty Betty® results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED eCOMMERCE REVENUE GROWTH
TO ADJUSTED ORGANIC eCOMMERCE REVENUE GROWTH*
(Unaudited)

	GAAP Basis	Sweaty Betty (1)	Organic Basis

eCommerce Revenue Growth - Fiscal 2021	39.7%	21.4%	18.3%
(1)2021 adjustment reflects the Sweaty Betty® results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED GROSS MARGIN
TO ADJUSTED GROSS MARGIN*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	As Adjusted	Sweaty Betty (2)	Organic Basis

Gross Profit - Fiscal 2021	$1,029.9	$35.2	$1,065.1	$(67.8)	$997.3

Gross margin	42.6%		44.1%		43.4%

Gross Profit - Fiscal 2020	$735.6	$8.3	$743.9	$—	$743.9

Gross margin	41.1%		41.5%		41.5%

Gross Profit - Fiscal 2019	$923.8	$0.5	$924.3	$—	$924.3

Gross margin	40.6%		40.6%		40.6%
(1)2021 adjustments reflect $26.1 million of air freight and other charges related to production and shipping delays caused by the COVID-19 pandemic and $9.1 million of costs associated with the acquisition of Sweaty Betty®. 2020 adjustments reflect expenses related to the COVID-19 pandemic including $4.4 million of inventory charges and $3.9 million of air freight charges related to production delays.

(2)2021 adjustment reflects the Sweaty Betty® results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED OPERATING MARGIN
TO ADJUSTED OPERATING MARGIN*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	As Adjusted	Sweaty Betty (2)	Organic Basis

Operating Profit (Loss) - Fiscal 2021	$155.7	$101.2	$256.9	$(11.2)	$245.7

Operating margin	6.4%		10.6%		10.7%

Operating Profit (Loss) - Fiscal 2020	$(137.1)	$271.0	$133.9	$—	$133.9

Operating margin	(7.7)%		7.5%		7.5%

Operating Profit - Fiscal 2019	$171.0	$91.6	$262.6	$—	$262.6

Operating margin	7.5%		11.5%		11.5%
(1)2021 adjustments reflect $56.4 million of environmental and other related costs net of recoveries, $26.1 million of air freight charges and other costs related to production and shipping delays caused by the COVID-19 pandemic and $18.7 million of costs associated with the acquisition of Sweaty Betty®. 2020 adjustments reflect $222.2 million for a non-cash impairment of the Sperry® trade name, $37.7 million of expenses related to the COVID-19 pandemic including $10.9 million of severance expenses, $8.5 million of credit loss expenses, $4.9 million of inventory charges, $3.9 million of air freight charges related to production delays, $3.6 million of facility exit costs and $5.9 million of other costs, and $11.1 million of environmental and other related costs net of recoveries. 2019 adjustments reflect $83.5 million of environmental and other related costs net of a settlement and $8.1 million of other costs including business development costs and reorganization costs.

(2)2021 adjustment reflects the Sweaty Betty® results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED

DILUTED EPS ON A CONSTANT CURRENCY BASIS*
(Unaudited)

	GAAP Basis	Adjustments (1)	As Adjusted	Foreign Exchange Impact	As Adjusted EPS On a Constant Currency Basis

EPS - Fiscal 2021	$0.81	$1.28	$2.09	$(0.04)	$2.05

EPS - Fiscal 2020	$(1.70)	$2.63	$0.93
(1)2021 adjustments reflect debt extinguishment costs, costs associated with the acquisition of Sweaty Betty®, air freight and other costs related to production and shipping delays caused by the COVID-19 pandemic, environmental and other related costs net of recoveries and non-cash impairment related to one of the Company's joint ventures. 2020 adjustments reflect a non-cash impairment of the Sperry® trade name, expenses related to the COVID-19 pandemic, and environmental and other related costs net of recoveries.

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED
DILUTED EPS AND ADJUSTED ORGANIC DILUTED EPS*
(Unaudited)

	GAAP Basis	Adjustments (1)	As Adjusted	Sweaty Betty (2)	Organic Basis

EPS - Fiscal 2021	$0.81	$1.28	$2.09	$(0.11)	$1.98

EPS - Fiscal 2020	$(1.70)	$2.63	$0.93	$—	$0.93
(1)2021 adjustments reflect debt extinguishment costs, costs associated with the acquisition of Sweaty Betty®, air freight and other costs related to production and shipping delays caused by the COVID-19 pandemic, environmental and other related costs net of recoveries and non-cash impairment related to one of the Company's joint ventures. 2020 adjustments reflect a non-cash impairment of the Sperry® trade name, expenses related to the COVID-19 pandemic, and environmental and other related costs net of recoveries.

(2)2021 adjustment reflects the Sweaty Betty® results included in the consolidated condensed statement of operations.

2022 GUIDANCE RECONCILIATION TABLES

RECONCILIATION OF REPORTED OPERATING MARGIN GUIDANCE TO ADJUSTED OPERATING MARGIN GUIDANCE, REPORTED DILUTED EPS GUIDANCE TO ADJUSTED DILUTED EPS
GUIDANCE AND SUPPLEMENTAL INFORMATION*
(Unaudited)
(In millions, except earnings per share)

	GAAP Basis	Adjustments (1)	As Adjusted

Operating Margin - Fiscal 2022 Full Year	10.2%	0.8%	11.0%

Dilutive EPS - Fiscal 2022 Full Year	$ 2.30 - $2.45	$0.20	$ 2.50 - $2.65

Fiscal 2022 Full Year Supplemental information:

Net Earnings	$193 - $206	$16.0	$209 - $222

Net Earnings used to calculate diluted earnings per share	$190 - $203	$16.0	$206 - $219

Shares used to calculate diluted earnings per share	82.6		82.6
(1)2022 adjustments reflect estimated environmental and other related costs net of recoveries and estimated Sweaty Betty® integration costs.

*To supplement the consolidated condensed financial statements presented in accordance with Generally Accepted Accounting Principles ("GAAP"), the Company describes what certain financial measures would have been if, costs associated with the acquisition of the Sweaty Betty® brand, environmental and other related costs net of recoveries, costs related to the COVID-19 pandemic including air freight costs, credit loss expenses, severance expenses and other related costs, reorganization expenses and debt extinguishment costs were excluded. The Company also describes what certain financial measures would have been if the previously described financial measures also excluded the results of Sweaty Betty®. The Company believes these non-GAAP measures provide useful information to both management and investors by increasing comparability to the prior period by adjusting for certain items that may not be indicative of core operating measures and to better identify trends in the Company's business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis.

The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding results of operations, consistent with how the Company evaluates performance. The Company calculates constant currency by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's current period reported results.

Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP.  A reconciliation of all non-GAAP measures included in this press release, to the most directly comparable GAAP measures are found in the financial tables above.